EXHIBIT 10cc

A MARK OF [**] IN THE TEXT OF THIS EXHIBIT INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED. THIS EXHIBIT, INCLUDING THE OMITTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUPPLEMENTAL CONFIRMATION

To:	C. R. Bard, Inc. 730 Central Avenue Murray Hill, NJ 07974

From:	Goldman, Sachs & Co.

Subject:	Accelerated Stock Buyback

Ref. No:	SDB4164748332

Date:	December 15, 2010

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co. (“GS&Co.”) and C. R. Bard, Inc. (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of December 15, 2010 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	December 15, 2010

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	December 21, 2010

Scheduled Termination Date:	[**]*

First Acceleration Date:	[**]*

Prepayment Amount:	USD 750,000,000.00

Prepayment Date:	December 21, 2010

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Initial Shares:

8,100,000 Shares; provided that if, in connection with the Transaction, after using commercially reasonable efforts, GS&Co. is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that GS&Co. is able to so borrow or otherwise acquire, and GS&Co. shall use commercially reasonable efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Shares delivered pursuant to the Initial Share Delivery” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

Initial Share Delivery Date:	December 21, 2010

Ordinary Dividend Amount:	[**]*

Scheduled Ex-Dividend Dates:	[**]*

Termination Price:	USD [**]* per Share

Additional Relevant Days:	The 10 Exchange Business Days (or such lesser number of Exchange Business Days as elected by GS&Co. and communicated to Counterparty) immediately following the Calculation Period.

3. Counterparty represents and warrants to GS&Co. that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to the Transaction to which this Supplemental Confirmation relates, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, facsimile No. 212-428-1980/83.

Yours sincerely,

GOLDMAN, SACHS & CO.

By:
Authorized Signatory

Agreed and Accepted By:

C. R. BARD, INC.

By:
Name:
Title: